UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 14, 2023
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SUITE 150
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 210-3150
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2023, eHealth, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 22,047,968 shares of the Company’s common stock and 2,250,000 shares of the Company’s Series A preferred stock were represented at the Annual Meeting. Each holder of the Company’s common stock was entitled to one vote for each share of common stock held by the holder as of the close of business on April 17, 2023, and the holder of the Company’s outstanding Series A preferred stock was entitled to 3,681,805 votes. An aggregate of 25,729,773 votes were represented at the Annual Meeting, or 81.97% of the total voting power of the shares of the Company’s capital stock entitled to vote.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

Proposal 1 – Election of Directors. The Company’s stockholders voted to elect two Class II directors (Andrea C. Brimmer and Beth A. Brooke) to serve for terms of three years and until their respective successors are duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Andrea C. Brimmer	18,858,212	1,780,087	5,091,474
Beth A. Brooke	20,040,510	597,789	5,091,474

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,557,319	165,273	7,181	—

Proposal 3 – A Vote to Approve, on an Advisory Basis, the Compensation of the Company’s Named Executive Officers. The Company’s stockholders voted to approve the compensation of the Company’s named executive officers as described in the proxy statement for the Annual Meeting, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,739,487	4,874,189	24,623	5,091,474

Proposal 4 – A Vote to Approve, on an Advisory Basis, the Frequency of Future Votes on the Compensation of the Company’s Named Executive Officers. The frequency of every “One Year” received the highest number of votes cast from the Company’s stockholders. Based on the Company’s board of directors’ recommendation in the proxy statement for the Annual Meeting and this advisory vote of the Company’s stockholders, the Company will include a stockholder advisory vote on the compensation of the Company’s named executive officers in its proxy materials annually until the next required vote on the frequency of stockholder votes on named executive officer compensation, which is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders. The voting results are as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
20,121,641	15,072	494,079	7,507	5,091,474

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	June 21, 2023	/s/ Gavin G. Galimi
Gavin G. Galimi SVP, General Counsel and Secretary